UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2010

The Nielsen Company B.V.

(Exact name of registrant as specified in its charter)

The Netherlands	333-142546-29	98-0366864
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Broadway New York, New York 10003 (646) 654-5000	Diemerhof 2 1112 XL Diemen The Netherlands +31 20 398 8777

(Address of principal executive offices)

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders

12.5% Notes Eleventh Supplemental Indenture

On December 31, 2010, The Nielsen Company (Luxembourg) S.à r.l. (“Luxco”), a private limited company incorporated under the law of Luxembourg and an affiliate of Nielsen Finance LLC, a Delaware limited liability company, and Nielsen Finance Co., a Delaware corporation (together with Nielsen Finance LLC, the “Issuers”), and Law Debenture Trust Company of New York, as trustee (“Trustee”), entered into an Eleventh Supplemental Indenture, dated as of December 31, 2010 (the “12.5% Notes Eleventh Supplemental Indenture”), to the indenture, dated as of August 9, 2006, among the Issuers, the guarantors named therein and the Trustee (as amended, supplemented or otherwise modified from time to time, the “12.5% Notes Indenture”). Pursuant to the 12.5% Notes Eleventh Supplemental Indenture, Luxco agreed to guarantee the Issuers’ obligations under the 12.5% Notes Indenture with respect to the 12.5% Senior Subordinated Discount Notes due 2016, on the terms set forth therein.

12.5% Notes Twelfth Supplemental Indenture

On December 31, 2010, Hamilton Hes Limited (“Irish Co”), a company incorporated under the law of Ireland and an affiliate of the Issuers, and the Trustee entered into a Twelfth Supplemental Indenture, dated as of December 31, 2010 (the “12.5% Notes Twelfth Supplemental Indenture”), to the 12.5% Notes Indenture. Pursuant to the 12.5% Notes Twelfth Supplemental Indenture, Irish Co agreed to guarantee the Issuers’ obligations under the 12.5% Notes Indenture with respect to the 12.5% Senior Subordinated Discount Notes due 2016, on the terms set forth therein.

11.625% Notes Fourth Supplemental Indenture

On December 31, 2010, Luxco and the Trustee entered into a Fourth Supplemental Indenture, dated as of December 31, 2010 (the “11.625% Notes Fourth Supplemental Indenture”), to the indenture, dated as of January 27, 2009, among the Issuers, the guarantors named therein and the Trustee (as amended, supplemented or otherwise modified from time to time, the “11.625% Notes Indenture”). Pursuant to the 11.625% Notes Fourth Supplemental Indenture, Luxco agreed to guarantee the Issuers’ obligations under the 11.625% Notes Indenture with respect to the 11.625% Senior Notes due 2014, on the terms set forth therein.

11.625% Notes Fifth Supplemental Indenture

On December 31, 2010, Irish Co and the Trustee entered into a Fifth Supplemental Indenture, dated as of December 31, 2010 (the “11.625% Notes Fifth Supplemental Indenture”), to the 11.625% Notes Indenture. Pursuant to the 11.625% Notes Fifth Supplemental Indenture, Irish Co agreed to guarantee the Issuers’ obligations under the 11.625% Notes Indenture with respect to the 11.625% Senior Notes due 2014, on the terms set forth therein.

11.5% Notes Third Supplemental Indenture

On December 31, 2010, Luxco and the Trustee entered into a Third Supplemental Indenture, dated as of December 31, 2010 (the “11.5% Notes Third Supplemental Indenture”), to the indenture, dated as of May 1, 2009, among the Issuers, the guarantors named therein and the Trustee (as amended, supplemented or otherwise modified from time to time, the “11.5% Notes Indenture”). Pursuant to the 11.5% Notes Third Supplemental Indenture, Luxco agreed to guarantee the Issuers’ obligations under the 11.5% Notes Indenture with respect to the 11.5% Senior Notes due 2016, on the terms set forth therein.

11.5% Notes Fourth Supplemental Indenture

On December 31, 2010, Irish Co and the Trustee entered into a Fourth Supplemental Indenture, dated as of December 31, 2010 (the “11.5% Notes Fourth Supplemental Indenture”), to the 11.5% Notes Indenture. Pursuant to the 11.5% Notes Fourth Supplemental Indenture, Irish Co agreed to guarantee the Issuers’ obligations under the 11.5% Notes Indenture with respect to the 11.5% Senior Notes due 2016, on the terms set forth therein.

7.75% Notes Second Supplemental Indenture

On December 31, 2010, Luxco and the Trustee entered into a Second Supplemental Indenture, dated as of December 31, 2010 (the “7.75% Notes Second Supplemental Indenture”), to the indenture, dated as of October 12, 2010, among the Issuers, the guarantors named therein and the Trustee (as amended, supplemented or otherwise modified from time to time, the “7.75% Notes Indenture”). Pursuant to the 7.75% Notes Second Supplemental Indenture, Luxco agreed to guarantee the Issuers’ obligations under the 7.75% Notes Indenture with respect to the 7.75% Senior Notes due 2018, on the terms set forth therein.

7.75% Notes Third Supplemental Indenture

On December 31, 2010, Irish Co and the Trustee entered into a Third Supplemental Indenture, dated as of December 31, 2010 (the “7.75% Notes Third Supplemental Indenture”), to the 7.75% Notes Indenture. Pursuant to the 7.75% Notes Third Supplemental Indenture, Irish Co agreed to guarantee the Issuers’ obligations under the 7.75% Notes Indenture with respect to the 7.75% Senior Notes due 2018, on the terms set forth therein.

The above descriptions of the 12.5% Notes Eleventh Supplemental Indenture, the 12.5% Notes Twelfth Supplemental Indenture, the 11.625% Notes Fourth Supplemental Indenture, the 11.625% Notes Fifth Supplemental Indenture, the 11.5% Notes Third Supplemental Indenture, the 11.5% Notes Fourth Supplemental Indenture, the 7.75% Notes Second Supplemental Indenture and the 7.75% Notes Third Supplemental Indenture are qualified in their entirety by the full text of those documents, which are attached as Exhibits 4.1(a), 4.1(b), 4.2(a), 4.2(b), 4.3(a), 4.3(b), 4.4(a) and 4.4(b), respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

4.1(a) – Eleventh Supplemental Indenture, dated as of December 31, 2010, among The Nielsen Company (Luxembourg) S.à r.l., an affiliate of Nielsen Finance LLC and Nielsen Finance Co., and Law Debenture Trust Company of New York, as trustee, for U.S. Dollar denominated 12 ½% Senior Subordinated Discount Notes due 2016

4.1(b) – Twelfth Supplemental Indenture, dated as of December 31, 2010, among Hamilton Hes Limited in the process of changing its name to The Nielsen Company Finance (Ireland) Limited, an affiliate of Nielsen Finance LLC and Nielsen Finance Co., and Law Debenture Trust Company of New York, as trustee, for U.S. Dollar denominated 12 ½% Senior Subordinated Discount Notes due 2016

4.2(a) – Fourth Supplemental Indenture, dated as of December 31, 2010, among The Nielsen Company (Luxembourg) S.à r.l., an affiliate of Nielsen Finance LLC and Nielsen Finance Co., and Law Debenture Trust Company of New York, as trustee, for the 11.625% Senior Notes due 2014

4.2(b) – Fifth Supplemental Indenture, dated as of December 31, 2010, among Hamilton Hes Limited in the process of changing its name to The Nielsen Company Finance (Ireland) Limited, an affiliate of Nielsen Finance LLC and Nielsen Finance Co., and Law Debenture Trust Company of New York, as trustee, for the 11.625% Senior Notes due 2014

4.3(a) – Third Supplemental Indenture, dated as of December 31, 2010, among The Nielsen Company (Luxembourg) S.à r.l., an affiliate of Nielsen Finance LLC and Nielsen Finance Co., and Law Debenture Trust Company of New York, as trustee, for the 11 ½% Senior Notes due 2016

4.3(b) – Fourth Supplemental Indenture, dated as of December 31, 2010, among Hamilton Hes Limited in the process of changing its name to The Nielsen Company Finance (Ireland) Limited, an affiliate of Nielsen Finance LLC and Nielsen Finance Co., and Law Debenture Trust Company of New York, as trustee, for the 11 ½% Senior Notes due 2016

4.4(a) – Second Supplemental Indenture, dated as of December 31, 2010, among The Nielsen Company (Luxembourg) S.à r.l., an affiliate of Nielsen Finance LLC and Nielsen Finance Co., and Law Debenture Trust Company of New York, as trustee, for the 7.75% Senior Notes due 2018

4.4(b) – Third Supplemental Indenture, dated as of December 31, 2010, among Hamilton Hes Limited in the process of changing its name to The Nielsen Company Finance (Ireland) Limited, an affiliate of Nielsen Finance LLC and Nielsen Finance Co., and Law Debenture Trust Company of New York, as trustee, for the 7.75% Senior Notes due 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2011

THE NIELSEN COMPANY B.V.

By:	/S/ JAMES W. CUMINALE
Name:	James W. Cuminale
Title:	Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1(a)	Eleventh Supplemental Indenture, dated as of December 31, 2010, among The Nielsen Company (Luxembourg) S.à r.l., an affiliate of Nielsen Finance LLC and Nielsen Finance Co., and Law Debenture Trust Company of New York, as trustee, for
U.S. Dollar denominated 12 ½% Senior Subordinated Discount Notes due 2016

4.1(b)	Twelfth Supplemental Indenture, dated as of December 31, 2010, among Hamilton Hes Limited in the process of changing its name to The Nielsen Company Finance (Ireland) Limited, an affiliate of Nielsen Finance LLC and Nielsen Finance Co., and Law Debenture Trust Company of New York, as trustee, for U.S. Dollar denominated 12 ½% Senior Subordinated Discount Notes due 2016

4.2(a)	Fourth Supplemental Indenture, dated as of December 31, 2010, among The Nielsen Company (Luxembourg) S.à r.l., an affiliate of Nielsen Finance LLC and Nielsen Finance Co., and Law Debenture Trust Company of New York, as trustee, for the 11.625% Senior Notes due 2014

4.2(b)	Fifth Supplemental Indenture, dated as of December 31, 2010, among Hamilton Hes Limited in the process of changing its name to The Nielsen Company Finance (Ireland) Limited, an affiliate of Nielsen Finance LLC and Nielsen Finance Co., and Law Debenture Trust Company of New York, as trustee, for the 11.625% Senior Notes due 2014

4.3(a)	Third Supplemental Indenture, dated as of December 31, 2010, among The Nielsen Company (Luxembourg) S.à r.l., an affiliate of Nielsen Finance LLC and Nielsen Finance Co., and Law Debenture Trust Company of New York, as trustee, for the 11 ½% Senior Notes due 2016

4.3(b)	Fourth Supplemental Indenture, dated as of December 31, 2010, among Hamilton Hes Limited in the process of changing its name to The Nielsen Company Finance (Ireland) Limited, an affiliate of Nielsen Finance LLC and Nielsen Finance Co., and Law Debenture Trust Company of New York, as trustee, for the 11 ½% Senior Notes due 2016

4.4(a)	Second Supplemental Indenture, dated as of December 31, 2010, among The Nielsen Company (Luxembourg) S.à r.l., an affiliate of Nielsen Finance LLC and Nielsen Finance Co., and Law Debenture Trust Company of New York, as trustee, for the 7.75% Senior Notes due 2018

4.4(b)	Third Supplemental Indenture, dated as of December 31, 2010, among Hamilton Hes Limited in the process of changing its name to The Nielsen Company Finance (Ireland) Limited, an affiliate of Nielsen Finance LLC and Nielsen Finance Co., and Law Debenture Trust Company of New York, as trustee, for the 7.75% Senior Notes due 2018